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                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement ("Amendment") is executed and entered into by and among FRIEDMAN'S INC., a Delaware corporation (the "Borrower"), Bank of America, N.A., in its capacity as administrative agent (the "Administrative Agent"), the Lenders (as defined by the Credit Agreement, defined below) party hereto (the "Lenders") and the Guarantors (as defined by the Credit Agreement, defined below) (the "Guarantors"), effective as of April 12, 2002 (the "Amendment Effective Date"), as follows:

                                    Recitals

         a. The Borrower, the Administrative Agent, the Lenders and the Guarantors are party to the certain Credit Agreement dated as of September 15, 1999, as amended by Amendment No.1 and Waiver dated March 7, 2001 (the "Credit Agreement"). Terms defined by the Credit Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Credit Agreement.

         b. The Borrower, the Administrative Agent, the Lenders and the Guarantors have agreed to enter into this agreement on the terms specified hereinbelow.

         NOW THEREFORE, FOR VALUE RECEIVED, the Borrower, the Administrative Agent, the Lenders and the Guarantors each hereby agrees as follows:

                                    ARTICLE 1
                                   Amendments

         Section 1.1 Amendment to Certain Definitions. Effective as of the Amendment Effective Date, each of the following definitions in Section 1.1 of the Credit Agreement hereby is amended and restated to read as follows:

                  "Borrowing Base" means, as of any day, an amount equal to the sum of (i) Sixty-five percent (65%) of Eligible Receivables, plus (ii) Fifty percent (50%) of Eligible Inventory, minus (iii) $80 million (representing a Borrowing Base reserve amount against which credit support is provided under the Crescent Credit Agreement which reserve amount shall be subject to readjustment at the collective discretion of the Administrative Agent and the Required Lenders based on financial information delivered to the Lenders pursuant to Section 7.1), minus
         (iv) an amount equal to one month's rental expense for the Consolidated Group, minus (v) an amount determined by the Administrative Agent in its good faith discretion representing a reserve for obligations owing under Hedging Agreements (determined and adjusted monthly on a marked-to-market basis), in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and



Second Amendment to Credit Agreement, Page 1
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         the Lenders in accordance with Section 7.1(d) (subject to adjustments by the Administrative Agent made in good faith to better reflect the actual state and condition of the Borrowing Base); provided, however, that the foregoing advance rates against Eligible Receivables and Eligible Inventory may be adjusted downward by the Administrative Agent in its good faith discretion (and thereafter readjusted upward by the Administrative Agent in its good faith discretion to rates not in excess of the original advance rates). The Administrative Agent will give prompt notice to the Borrower and the Lenders of any such adjustment in the applicable advance rates.

                  "Permitted Investments" means Investments which are (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other Property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 8.6; (v) advances or loans to directors, officers and employees in the ordinary course of business for reasonable business expenses that do not exceed $1,000,000 in the aggregate at any one time outstanding; (vi) advances or loans by the Borrower to directors, officers and employees for the purchase of Capital Stock in accordance with the terms of employee stock bonus plans that do not exceed $2,500,000 in the aggregate at any one time outstanding; (vii) advances or loans to customers and suppliers in the ordinary course of business that do not exceed $1,000,000 in the aggregate at any one time outstanding; (viii) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates existing on the Closing Date; (ix) Investments by members of the Consolidated Group in and to Domestic Credit Parties (other than Crescent or other members of the Crescent Consolidated Group; (x) Investments in Crescent or members of the Crescent Consolidated Group (A) consisting of arrangements relating to service contracts, advertising and the like and extended terms for payment thereof, without limit, (B) consisting of Support Obligations to the extent permitted by Section 8.1, and (C) consisting of an unsecured loan by the Borrower to Crescent in the principal amount of $6,000,000, provided, that (i) the terms of such loan are satisfactory to the Administrative Agent and the Required Lenders, (ii) no principal or interest in respect of such loan shall be payable or paid by Crescent or any other member of the Crescent Consolidated Group, or received by the Borrower, until such time as all "Obligations" as defined by the Crescent Credit Agreement have been paid in full and all "Commitments" as defined by the Crescent Credit Agreement have been terminated and (iii) all obligations of Crescent in respect of such loan are subordinated in right of payment and claim to the prior payment in full of all "Obligations" as defined by the Crescent Credit Agreement, pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent and the Required Lenders; (xi) Investments which constitute Permitted Acquisitions; (xii) Investments in Foreign Subsidiaries in an amount not to exceed $1,000,000 in the aggregate (on a cost basis) at any one time outstanding and (xiii)


Second Amendment to Credit Agreement, Page 2
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         Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $2,000,000 in the aggregate at any time outstanding.

         Section 1.2 Amendment to Section 11.6(a)(v). Section 11.6(a)(v) of the Agreement hereby is amended and restated to read as follows:

                  (v) except as the result of or in connection with an Asset Disposition permitted by Section 8.5 or otherwise expressly permitted under the Collateral Documents, release or subordinate any Collateral having a book value exceeding $1,500,000;

                                   ARTICLE II
                                  Miscellaneous

         Section 2.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         (a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

         (b) Payment to the Administrative Agent of all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel;

         (c) After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date);

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent; and

         (e) No Default or Event of Default shall have occurred and be continuing.

         Section 2.2 Representations and Warranties. The Borrower and the Guarantors each hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date (a) the execution, delivery and performance of this Amendment and any and all agreements or documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors and will not violate the Borrower's or any such Guarantor's certificate of incorporation or bylaws, (b) after giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement


Second Amendment to Credit Agreement, Page 3
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and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing and (d) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

         Section 2.3 No Claims or Offsets; Release. Neither the Borrower nor any of the Guarantors has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Person has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of this Amendment. In consideration of the agreements of the Administrative Agent and the Lenders under this Amendment, the Borrower and the Guarantors each hereby releases and discharges the Administrative Agent and the Lenders from any and all claims or causes of action, if any, known or unknown, based upon any facts or circumstances in connection with the Credit Agreement may have occurred at any time on or prior to the Amendment Effective Date.

         Section 2.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Administrative Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

         Section 2.5 Reference to Agreement. Each of the Credit Documents is hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended by this Amendment.

         Section 2.6 Guarantors. The Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Friedman's Guaranty Agreement.

         Section 2.7 General. Except as expressly provided by this Amendment, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect. This Amendment, when signed by the Borrower, each Guarantor and the Required Lenders as provided required by
Section 11.6 of the Credit Agreement (i) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (ii) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (iii) shall constitute a Credit Document. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.


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         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
         PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Effective Date specified in the preamble hereof.


BORROWER:                        FRIEDMAN'S INC.,
                                 a Delaware corporation

                                 By: /s/ Victor M. Suglia
                                    --------------------------------------------
                                       Victor M. Suglia
                                       Senior Vice President,
                                       Chief Financial Officer

GUARANTORS:                      FRIEDMAN'S MANAGEMENT CORP.,
                                 a Delaware corporation

                                 By: /s/ Victor M. Suglia
                                    --------------------------------------------
                                       Victor M. Suglia
                                       President

                                 FRIEDMAN'S HOLDING CORP.,
                                 a Delaware corporation

                                 By: /s/ Victor M. Suglia
                                    --------------------------------------------
                                       Victor M. Suglia
                                       Senior Vice President,
                                       Chief Financial Officer

                                 FI STORES LIMITED PARTNERSHIP,
                                 a Georgia limited partnership
                                 By:   Friedman's Inc., its sole general partner

                                       By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             Senior Vice President,
                                              Chief Financial Officer


Second Amendment to Credit Agreement, Page 5
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                                 FRIEDMAN'S FLORIDA PARTNERSHIP,
                                 a Florida general partnership
                                 By:   Friedman's Management Corp.,
                                        its managing partner

                                       By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             President


Second Amendment to Credit Agreement, Page 6
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                                 FCJV HOLDING CORP.
                                 a Delaware corporation

                                 By:   /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             President

                                 FCJV, L.P., a Delaware limited partnership
                                 By:   FCJV Holding Corp., its general partner

                                       By: /s/ Victor M. Suglia
                                          --------------------------------------
                                             Victor M. Suglia
                                             President

ADMINISTRATIVE
AGENT:                           BANK OF AMERICA, N.A.,
                                 in its capacity as Administrative Agent


                                 By: /s/ David T. Knoblauch
                                    --------------------------------------------
                                 Name: David T. Knoblauch
                                      ------------------------------------------
                                 Title: SVP
                                        ----------------------------------------

LENDERS:                         BANK OF AMERICA, N.A.,
                                 individually in its capacity as a Lender

                                 By: /s/ David T. Knoblauch
                                    --------------------------------------------
                                 Name: David T. Knoblauch
                                      ------------------------------------------
                                 Title: SVP
                                        ----------------------------------------

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 individually in its capacity as a Lender and in its capacity as Documentation Agent

                                 By: /s/ Mark Smith
                                    --------------------------------------------
                                 Name: Mark Smith
                                      ------------------------------------------
                                 Title:  Duly Authorized Signatory
                                        ----------------------------------------


Second Amendment to Credit Agreement, Page 7
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                                 FLEET RETAIL FINANCE INC.

                                 By: /s/ Christine M. Scott
                                    --------------------------------------------
                                 Name: Christine M. Scott
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------

                                 FLEET CAPITAL CORPORATION

                                 By: /s/ Rodney G. McSwain
                                    --------------------------------------------
                                 Name: Rodney G. McSwain
                                      ------------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------------

                                 SUNROCK CAPITAL CORP.

                                 By: /s/ Thomas Romanowski
                                    --------------------------------------------
                                 Name: Thomas Romanowski
                                      ------------------------------------------
                                 Title: SVP
                                       -----------------------------------------

                                 LASALLE BANK, N.A.

                                 By: /s/ Douglas C. Colletti
                                    --------------------------------------------
                                 Name: Douglas C. Colletti
                                      ------------------------------------------
                                 Title: 1st VP
                                       -----------------------------------------

                                 THE PROVIDENT BANK

                                 By: /s/ Brent S. Vandermyde
                                    --------------------------------------------
                                 Name: Brent S. Vandermyde
                                      ------------------------------------------
                                 Title: Assistant Vice President
                                       -----------------------------------------

                                 CONGRESS FINANCIAL CORPORATION

                                 By: /s/ David Stair
                                    --------------------------------------------
                                 Name:  David Stair
                                      ------------------------------------------
                                 Title: First Vice President
                                       -----------------------------------------


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